SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                      pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  April 26, 1995

                          ANDREWS GROUP INCORPORATED
              (Exact name of registrant as specified in charter)

          DELAWARE                  0-9008               95-2683875
    (State or other jurisdiction (Commission      (IRS employer
          of incorporation)      File Number)   identification no.)


               3200 WINDY HILL ROAD, SUITE 1100-WEST, MARIETTA, GA 30067
            (Address of principal executive offices)          (Zip Code)

                                (404) 955-0045
             (Registrant's telephone number, including area code)


     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

               On March 15, 1995, pursuant to (i) an Agreement and Plan of Merger, dated as of March 8, 1995 (the "Merger Agreement"), by and among SkyBox International Inc., a Delaware corporation ("SkyBox"), Marvel Entertainment Group, Inc., a Delaware corporation ("Marvel") and an indirect subsidiary of Andrews Group Incorporated, a Delaware corporation and an indirect subsidiary of Mafco Holdings Inc., and Marvel Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Marvel ("Marvel Acquisition") and (ii) the Assignment (as defined below), Fleer Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Marvel (the "Purchaser"), commenced a tender offer for all outstanding shares of common stock, par value $.01 per share (the "Shares"), of SkyBox, at a price of $16.00 per Share, net to the Seller in cash (the "Offer"). The price of $16.00 per Share was arrived at pursuant to arms' length negotiations between Marvel and SkyBox. Marvel Acquisition's right, title and interest in, as well as its obligations and duties under, the Merger Agreement were assigned and transferred by Marvel Acquisition and assumed by the Purchaser pursuant to an Assignment, dated as of March 14, 1995 (the "Assignment"), between Marvel Acquisition and the Purchaser.

                The Offer expired at 5:00 P.M., New York City time, on April 25, 1995. In the Offer, the Purchaser purchased 8,216,887 Shares (which amount does not include 2,420 Shares tendered subject to guarantees of delivery (the "Guaranteed Shares")), which constituted approximately 98.7% of the outstanding Shares. The aggregate purchase price for the Shares (excluding the Guaranteed Shares) pursuant to the Offer was $131,470,192. After consummation of the Offer, the Purchaser merged (the "Merger") with and into SkyBox, with SkyBox being the surviving corporation and thereby becoming an indirect wholly owned subsidiary of Marvel. The Merger became effective on May 1, 1995. Upon the consummation of the Merger, Marvel (i) paid an additional $13,228,042 to SkyBox as consideration for the cancellation of certain options to purchase and rights to receive shares of common stock of SkyBox and (ii) paid approximately $6,000,000 to SkyBox, which amount was used by SkyBox to repay all outstanding indebtedness under the Loan and Security Agreement dated January 18, 1995, between Congress Financial Corporation (Southern) and SkyBox, approximately $4,000,000 of which was borrowed by SkyBox to redeem its outstanding preferred stock prior to the expiration of the Offer.

               Prior to the consummation of the Offer, Marvel, Fleer Corp., a Delaware corporation and a direct wholly owned subsidiary of Marvel ("Fleer"), Chemical Bank, as Administrative Agent, and the financial institutions parties thereto entered into a Credit and Guarantee Agreement, dated as of April 24, 1995 (the "Credit Agreement"), which provides for a $350,000,000 unsecured term loan facility (the "Bank Facility").

               On April 26, 1995, Fleer borrowed $350,000,000 under the Credit Agreement primarily to finance the acquisition of SkyBox, to refinance the prepayment of the term loan portion of the indebtedness under the Existing Credit Agreement (as defined below) and for general corporate purposes.

               The loans under the Bank Facility, which matures on February 28, 2002, are repayable in six semi-annual installments commencing on August 31, 1999. Under certain circumstances, mandatory prepayments will be required to be made out of the net proceeds from certain asset sales, incurrences of additional indebtedness or issuances of equity securities by Marvel or its subsidiaries.

                Loans under the Bank Facility bear interest, at Fleer's option, at (i) the Alternate Base Rate (as defined in the Credit Agreement and approximately 9% per annum as of May 2,
     1995) plus the Applicable Margin (as defined below) or (ii) the Eurodollar Rate (as defined in the Credit Agreement and approximately 6-1/16% to 6-3/8% as of May 2, 1995, depending on the length of the relevant interest period) plus the Applicable Margin. Until the first anniversary of the closing under the Credit Agreement (i) the Applicable Margin for Alternate Base Rate loans will not be less than 1% per annum and thereafter will range from a minimum of 0.125% to a maximum of 1.50%, depending on Marvel's Leverage Ratio (as defined in the Credit Agreement) and (ii) the Applicable Margin for Eurodollar Rate loans will not be less than 2.0% per annum and thereafter will range from a minimum of 1.125% to a maximum of 2.50%, depending on Marvel's Leverage Ratio. Interest on Alternate Base Rate Loans will be paid quarterly in arrears and interest on Eurodollar Rate Loans will be payable at the end of the applicable interest period, except that if the interest period is six months, interest will be payable ninety days after the commencement of the interest period and at the end of the interest period. Overdue amounts representing principal under the Credit Agreement will bear interest at a rate equal to the applicable interest rate plus 2%. Any other overdue amounts will bear interest at the Alternate Base Rate plus 3-1/2%.

               The obligations of Fleer under the Credit Agreement are not secured, but Marvel and the Purchaser have guaranteed Fleer's obligations thereunder.

               The Credit Agreement includes various restrictive covenants and financial covenants incorporated by reference to the Amended and Restated Credit and Guarantee Agreement dated as of August 30, 1994, by and among Marvel, Fleer, Chemical Bank, as Administrative Agent, and the financial institutions parties thereto (as amended, the "Existing Credit Agreement"), as amended by the First Amendment, dated as of November 22, 1994 (the "First Amendment") and the Second Amendment, dated as of April 24, 1995 (the "Second Amendment"). Such restrictive covenants prohibit Marvel and its subsidiaries from, among other things, incurring additional indebtedness and making dividend, redemption and certain other payments on its capital stock, with certain limited exceptions to all of the above prohibitions. The Credit Agreement also contains certain customary events of default for an unsecured term loan facility of this type.

               In connection with the Credit Agreement, the Company also entered into the Second Amendment to the Existing Credit Agreement which, among other things, permitted Marvel to incur the indebtedness under the Bank Facility. Pursuant to the Second Amendment, the Applicable Margin under the Existing Credit Agreement for the Alternate Base Rate loans will range from a minimum of 0% to 1% and for the Eurodollar Rate loans will range from a minimum of 0.625% to 2%, in each case depending on Marvel's Leverage Ratio (as defined in the Existing Credit Agreement).

              The foregoing description of the terms and provisions of the Credit Agreement is qualified in its entirety by reference to the text of the Credit Agreement (a copy of which is filed as Exhibit 10.3 hereto) and the Existing Credit Agreement (a copy of which is filed as Exhibit 10.2 hereto), as amended by the First Amendment (a copy of which is filed as Exhibit 10.4 hereto) and the Second Amendment (a copy of which is filed as Exhibit 10.5 hereto).

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

               (a)  Financial Statements of Businesses Acquired.

               The following financial statements of SkyBox are set forth in Annex A to the Form 8-K of Marvel filed May 11, 1995 and incorporated herein by reference.

                    SkyBox International Inc.:

                    Report of Independent Accountants
                    Balance Sheets as of December 31, 1994 and 1993
                    Statements of Operations for the years ended
                       December 31, 1994, 1993 and 1992
                    Statements of Stockholders' Equity (Deficit) for the years ended December 31, 1994, 1993 and 1992
                    Statements of Cash Flows for the years ended
                       December 31, 1994, 1993 and 1992
                    Notes to the Financial Statements

               (b) Pro Forma Financial Information. Marvel has determined that it is impracticable to provide the required pro forma financial information required to be reported in this Current Report on Form 8-K. Marvel will file the required pro forma financial information under cover of an amendment to this Form 8-K as soon as practicable but in no event later than July 10, 1995.

               (c)  Exhibits.

               2.1 Agreement and Plan of Merger, dated as of March 8, 1995, by and among SkyBox International Inc., Marvel and Marvel Acquisition Corp. Incorporated by reference to Exhibit (c)(1) to Marvel's Tender Offer Statement on Schedule 14D-1 dated March 15, 1995 (as subsequently amended, the "Schedule 14D-1").

               10.1 Assignment, dated as of March 14, 1995, by and
                    between Fleer Acquisition Corp. and Marvel
                    Acquisition Corp. Incorporated by reference to Exhibit (c)(5) to the Schedule 14D-1.

               10.2 Amended and Restated Credit and Guarantee
                    Agreement dated as of August 30, 1994, by and among Marvel, Fleer Corp., Chemical Bank, as Administrative Agent, and the financial institutions parties thereto. Incorporated by reference to Exhibit 10.49 to Marvel's Current Report on Form 8-K, dated September 15, 1994.


               10.3 Credit and Guarantee Agreement, dated as of April
                    24, 1995, by and among Marvel, Fleer Corp.,
                    Chemical Bank, as Administrative Agent, and the financial institutions parties thereto.
                    Incorporated by reference to Exhibit (b)(3) to the Final Amendment to Schedule 14D-1.

               10.4 First Amendment, dated as of November 22, 1994, to
                    the Amended and Restated Credit and Guarantee
                    Agreement by and among Marvel, Fleer Corp.,
                    Chemical Bank, as Administrative Agent, and the financial institutions parties thereto.

               10.5 Second Amendment, dated as of April 24, 1995, to
                    the Amended and Restated Credit and Guarantee Agreement by and among Marvel, Fleer Corp., Chemical Bank, as Administrative Agent, and the financial institutions parties thereto.

               20.1 Offer to Purchase of Fleer Acquisition Corp. dated
                    March 15, 1995.  Incorporated by reference to
                    Exhibit (a)(1) to the Schedule 14D-1.

               99.1 Annex A to Current Report on Form 8-K of Marvel
                    Entertainment Group, Inc., filed on May 11, 1995 and incorporated herein by reference.

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  May 11, 1995

                                   ANDREWS GROUP INCORPORATED
                                               (Registrant)

                                   By:          /s/ Laurence Winoker

                                                 Name:      Laurence Winoker
                                                 Title:     Vice
                                                            President
                                                            and
                                                            Controller
                                             (Principal Accounting Officer)


                               EXHIBIT INDEX

     Exhibit                                                  Page No.

     2.1       Agreement and Plan of Merger, dated as
               of March 8, 1995, by and among SkyBox
               International Inc., Marvel and Marvel
               Acquisition Corp. Incorporated by
               reference to Exhibit (c)(1) to Marvel's
               Tender Offer Statement on Schedule 14D-1 dated March 15, 1995 (as subsequently amended, (the "Schedule 14D-1")).

     10.1      Assignment, dated as of March 14, 1995,
               by and between Fleer Acquisition Corp.
               and Marvel Acquisition Corp.
               Incorporated by reference to Exhibit
               (c)(5) to the Schedule 14D-1.

     10.2      Amended and Restated Credit and
               Guarantee Agreement dated as of August
               30, 1994, by and among Marvel, Fleer
               Corp., Chemical Bank, as Administrative
               Agent, and the financial institutions
               parties thereto.  Incorporated by
               reference to Exhibit 10.49 to Marvel's
               Current Report on Form 8-K, dated
               September 15, 1994.

     10.3 Credit and Guarantee Agreement, dated as of April 24, 1995, by and among Marvel, Fleer Corp., Chemical Bank, as
               Administrative Agent, and the financial
               institutions parties thereto.
               Incorporated by reference to Exhibit
               (b)(3) to the Final Amendment to
               Schedule 14D-1.

     10.4 First Amendment, dated as of November 22, 1994, to the Amended and Restated Credit and Guarantee Agreement by and among Marvel, Fleer Corp., Chemical Bank, as Administrative Agent, and the financial institutions parties thereto.

     10.5 Second Amendment, dated as of April 24, 1995, to the Amended and Restated Credit and Guarantee Agreement by and among Marvel, Fleer Corp., Chemical Bank, as Administrative Agent, and the financial institutions parties thereto.

     20.1      Offer to Purchase of Fleer Acquisition
               Corp. dated March 15, 1995.
               Incorporated by reference to Exhibit
               (a)(1) to the Schedule 14D-1.


    99.1       Annex A to Current Report on Form 8-K of Marvel
               Entertainment Group, Inc., filed on May 11, 1995 and incorporated herein by reference.